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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03443

                                 AIM Summit Fund
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
              (Address of principal executive offices) (Zip code)


       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Reports to Stockholders.

DOMESTIC EQUITY

                                AIM Summit Fund
                                Annual Report to Shareholders o October 31, 2007

Large-Cap Growth

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   21
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27             [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]      [GRAPHIC]
         [DOMESTIC       [FIXED
          EQUITY]        INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

    [GRAPHIC]      [GRAPHIC]
     [SECTOR    [INTERNATIONAL/
     EQUITY]    EQUITY] GLOBAL

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Summit Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
       [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
     Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Summit Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
       [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
   Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Summit Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                        able earnings growth; focus on companies with
                                                                                   management teams that profitably reinvest
================================================================================   shareholder cash flow
PERFORMANCE SUMMARY
                                                                                      Our fundamental analysis seeks to determine
For the fiscal year ended October 31, 2007, all share classes of AIM Summit        the company's drivers of earnings. Firms that
Fund, excluding applicable sales charges, produced double-digit returns and        demonstrate long-term, sustainable and
outperformed the Fund's style-specific index, the Russell 1000 Growth Index.       high-quality earnings and cash flow growth are
This outperformance was due primarily to strong stock selection in a number of     candidates for inclusion in the portfolio.
sectors.                                                                           Importantly, we search for compelling growth
                                                                                   companies in all areas of the market, including
   The Fund also outperformed the broad market, represented by the S&P 500         many sectors that are not traditionally
Index. Outperformance versus the S&P 500 Index was due largely to stock            identified as growth sectors.
selection in the materials, financials and information technology (IT) sectors,
as well as an overweight position in the materials sector and an underweight          We carefully construct the portfolio with a
position in the financials sector.                                                 goal to minimize unnecessary risk. We seek to
                                                                                   accomplish this goal by diversifying portfolio
   Your Fund's long-term performance appears later in this report.                 holdings across countries, sectors, industries
                                                                                   and market capitalizations. Additionally, we
FUND VS. INDEXES                                                                   avoid building concentrated position sizes and
                                                                                   expect to hold numerous stocks in the portfolio.
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     Our target holding period is two to three years
charges were included, returns would be lower.                                     for each stock.

Class A Shares                                                            21.65%      We consider selling a stock when it no longer
Class B Shares                                                            20.74    meets our investment criteria. Specific factors
Class C Shares                                                            20.74    may include:
Class P Shares                                                            21.85
S&P 500 Index* (Broad Market Index)                                       14.55    o  Deteriorating fundamental business prospects
Russell 1000 Growth Index* (Style-Specific Index)                         19.23
Lipper Multi-Cap Growth Funds Index*  (Peer Group Index)                  22.31    o  Deterioration in quantitative rank
SOURCE: *LIPPER INC.
================================================================================   o  Negative earnings estimate revisions

How we invest                                Our quantitative model ranks          o  Earnings disappointment
                                          companies based on factors we have
We believe a growth investment strategy   found to be highly correlated with       o  Finding a more attractive opportunity
is an essential component of a            outperformance among growth stocks,
diversified portfolio. Our investment     including:                               MARKET CONDITIONS AND YOUR FUND
process combines quantitative and
fundamental analysis to uncover           o  Earnings-focus on companies           Domestic equities posted solid returns during
companies exhibiting long-term,              exhibiting strong growth in           the fiscal year, leaving several major market
sustainable earnings and cash flow           earnings, revenue and cash flows
growth that is not yet reflected in
investor expectations or equity           o  Quality-focus on companies with
valuations.                                  sustain-

                                                                                                                        (continued)

=======================================   ======================================   ================================================

    PORTFOLIO COMPOSITION                    TOP FIVE INDUSTRIES*                      TOP 10 EQUITY HOLDINGS*

By sector                                 1. Pharmaceuticals                 6.1%   1. BHP Billiton Ltd. (Australia)            2.9%
Health Care                        15.4%  2. Diversified Metals & Mining     6.0    2. Rio Tinto PLC (United Kingdom)           2.5
Energy                             15.1   3. Communications Equipment        5.8    3. KDDI Corp. (Japan)                       2.1
Information Technology             14.4   4. Integrated Oil & Gas            5.2    4. Apache Corp.                             2.1
Consumer Staples                   12.2   5. Household Products              4.7    5. PepsiCo, Inc.                            2.1
Industrials                        11.5                                             6. ExxonMobil Corp.                         2.0
Consumer Discretionary              8.0   Total Net Assets         $2.61 billion    7. Valero Energy Corp.                      1.9
Materials                           7.7                                             8. Google Inc.-Class A                      1.9
Financials                          7.2   Total Number of Holdings*           99    9. Gilead Sciences, Inc.                    1.8
Telecommunication Services          2.1                                            10. Intuit Inc.                              1.8
Money Market Funds
Plus Other Assets Less Liabilities  6.4

=======================================   ======================================   ================================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM Summit Fund

indexes near multi-year highs. Strong     ance, including Boeing, Precision        THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S
eco- nomic growth, favorable corporate    Castparts and United Technologies.       DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I
earnings and increased merger and                                                  M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE
acquisition activity drove equity            The Fund also outperformed the        SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS
markets, offsetting high energy prices,   Russell 1000 Growth Index in the         SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE
a slowing housing market and sub-prime    consumer discretionary sector,           VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS
mortgage concerns that contributed to     driven by both solid stock selection     INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN
high market volatility late in the        and an underweight position. Within      OFFER FOR A PARTICULAR SECURITY. THE INFORMATION
year.                                     the sector, key contributors to          IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
                                          performance included digital             ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE
   In this environment, indexes           navigation products maker GARMIN and     FUND. STATEMENTS OF FACT ARE FROM SOURCES
measuring the performance of large- and   sportswear giant NIKE. However, one      CONSIDERED RELIABLE, BUT A I M ADVISORS, INC.
mid-cap stocks had double-digit           holding in the sector was among the      MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR
returns, while small-cap stocks had       Funds' top five detractors from          COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL
high-single-digit returns.                performance-J.C. PENNEY. After           PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS,
Additionally, growth stocks generally     posting strong performance during        THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR
outper-formed value stocks. Positive      much of the fiscal year, this            INVESTMENT MANAGEMENT PHILOSOPHY.
performance was broad among Russell       department store operator lowered its
1000 Growth Index sectors with the best   earnings guidance in early October,         See important Fund and index disclosures later
returns found in the materials, energy    citing disappointing sales during          in this report.
and IT sectors.                           the month of September.
                                                                                                    Robert J. Lloyd
   The Fund enjoyed strong absolute and      Underperformance versus the Russell            [LLOYD  Chartered Financial
relative performance during the           1000 Growth Index was concentrated in             PHOTO]  Analyst, portfolio manager, is
fiscal year. Absolute performance was     three sectors health care, consumer                       manager of AIM Summit Fund.
driven largely by holdings in the IT,     staples and financials. The Fund         He joined AIM in 2000 and was named portfolio
materials, energy and industrials         underperformed by the widest margin in   manager in 2001. He served eight years in the
sectors. Outperformance versus the        the health care sector, driven           U.S. Navy as a Naval Flight Officer flying the
Russell 1000 Growth Index was driven by   primarily by the weak performance of     S-3B Viking. Mr. Lloyd earned a B.B.A. from the
solid stock selection in the              two holdings-biotechnology holding       University of Notre Dame and an M.B.A. from the
industrials, materials and consumer       AMGEN and medical equipment maker        University of Chicago.
discretionary sectors. Overweight         VARIAN MEDICAL SYSTEMS.
positions in the energy and materials                                              Assisted by the Large/Multi-Cap Growth Team
sectors, as well as an underweight           Underperformance in the consumer
position in the consumer                  staples sector was also driven by
discretionary sector also contributed     stock selection. Detractors included
to outperformance.                        ARCHER DANIELS MIDLAND, WAL-MART and
                                          WALGREENS.
   The Fund outperformed its benchmark
index by the widest margin in the            In the financials sector, the
materials sector. Within this sector,     primary detractor from Fund
both an overweight position and solid     performance was credit rating firm
stock selection in the metals and         MOODY'S. This holding was negatively
mining industry drove Fund perform-       impacted by weakness in the credit
ance. The three leading contributors to   markets late in the fiscal year.
overall Fund performance were BHP
BILLITON, CIA VALE DO RIO DOCE and RIO       During the fiscal year, our
TINTO. The stock price of these           investment process led us to reduce
holdings benefited from strength in       our exposure to the industrials and
commodity prices.                         financials sectors due to strong share
                                          price performance and less upside to
   The industrials sector benefited       earnings estimates. Proceeds from
from a broad-based rally during much of   these sales were primarily invested in
the fiscal year, and the Fund             energy and technology stocks.
outperformed the Russell 1000 Growth
Index in this sector due to strong           We are pleased to have provided
stock selection. Several of the Fund's    positive returns for our investors for
holdings benefited from the continuing    the fiscal year by focusing on large-,
build-out of global infrastructure,       mid- and small-cap companies that we
including machinery holdings              believe have long-term, sustainable
CATERPILLAR and KOMATSU, as well as       and high-quality earnings and cash
engineering and construction firm         flow growth potential. We thank you
MCDERMOTT INTERNATIONAL. A number of      for your commitment to AIM Summit
the Fund's aerospace and defense          Fund.
holdings also made meaningful
contributions to perform-

AIM Summit Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            This chart, which is a logarithmic
comparable future results.                chart, presents the fluctuations in
                                          the value of the Fund and its indexes.
   The data shown in the chart include    We believe that a logarithmic chart
reinvested distributions, Fund            is more effective than other types of
expenses and management fees. Index       charts in illustrating changes in
results include reinvested dividends.     value during the early years shown in
Performance of an index of funds          the chart. The vertical axis, the one
reflects fund expenses and management     that indicates the dollar value of an
fees; performance of a market index       investment, is constructed with each
does not. Performance shown in the        segment representing a percent change
chart and table(s) does not reflect       in the value of the investment. In
deduction of taxes a share- holder        this chart, each segment represents a
would pay on Fund distributions or sale   doubling, or 100% change, in the value
of Fund shares. Performance of the        of the investment. In other words, the
indexes does not reflect the effects of   space between $5,000 and $10,000 is
taxes.                                    the same size as the space between
                                          $10,000 and $20,000 and so on.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/82, FUND DATA FROM 11/01/82

                      AIM SUMMIT FUND                                    RUSSELL 1000             LIPPER MULTI-CAP
        DATE          -CLASS P SHARES         S&P 500 INDEX(1)         GROWTH INDEX(1)         GROWTH FUNDS INDEX(1)

      10/31/82                                     $10000                   $10000                    $ 10000
         11/82             $ 9920                   10404                    10689                      10716
         12/82               9860                   10605                    10817                      10808
          1/83              10160                   10999                    11092                      11116
          2/83              10460                   11251                    11498                      11800
          3/83              10820                   11666                    11841                      12016
          4/83              11539                   12586                    12606                      12762
          5/83              11959                   12476                    12633                      13140
          6/83              12420                   12961                    13362                      13770
          7/83              11680                   12579                    12737                      13162
          8/83              11460                   12768                    12660                      12908
          9/83              11600                   12944                    12895                      13227
         10/83              10879                   12794                    12412                      12593
         11/83              11159                   13064                    12700                      13006
         12/83              10839                   12996                    12545                      12868
          1/84              10079                   12923                    11896                      12223
          2/84               9667                   12468                    11327                      11557
          3/84               9790                   12684                    11537                      11704
          4/84               9769                   12804                    11602                      11677
          5/84               9361                   12095                    10979                      11106
          6/84               9728                   12357                    11401                      11450
          7/84               9564                   12204                    11208                      11160
          8/84              10604                   13552                    12486                      12453
          9/84              10502                   13554                    12280                      12168
         10/84              10482                   13607                    12367                      12148
         11/84              10176                   13455                    12117                      11858
         12/84              10257                   13809                    12426                      12194
          1/85              11419                   14884                    13571                      13395
          2/85              11663                   15067                    13774                      13584
          3/85              11498                   15076                    13675                      13391
          4/85              11375                   15063                    13469                      13205
          5/85              11951                   15934                    14282                      13937
          6/85              12321                   16184                    14553                      14266
          7/85              12260                   16161                    14492                      14261
          8/85              12136                   16004                    14359                      14054
          9/85              11580                   15521                    13852                      13420
         10/85              11888                   16238                    14451                      13962
         11/85              12793                   17352                    15696                      14924
         12/85              13348                   18192                    16509                      15535
          1/86              13615                   18294                    16643                      15881
          2/86              14745                   19660                    17966                      17255
          3/86              15457                   20757                    19084                      18200
          4/86              15349                   20525                    19108                      18080
          5/86              16126                   21617                    20211                      19105
          6/86              16406                   21982                    20647                      19403
          7/86              15392                   20753                    19231                      17965
          8/86              16105                   22291                    20118                      18884
          9/86              14615                   20448                    18126                      17243
         10/86              15435                   21627                    19168                      18210
         11/86              15694                   22153                    19517                      18448
         12/86              15222                   21588                    19047                      18059
          1/87              17272                   24496                    21778                      20297
          2/87              19074                   25463                    23259                      21768
          3/87              19028                   26199                    23633                      21971
          4/87              18777                   25966                    23180                      21597
          5/87              18937                   26190                    23430                      21796
          6/87              19349                   27512                    24538                      22585
          7/87              19990                   28907                    25709                      23710
          8/87              20724                   29985                    26894                      24487
          9/87              20243                   29328                    26195                      24051
         10/87              14678                   23014                    20110                      18387
         11/87              13281                   21118                    18374                      17098
         12/87              14512                   22725                    20055                      18892
          1/88              14970                   23679                    20290                      19122
          2/88              16294                   24778                    21396                      20356
          3/88              16116                   24015                    20677                      20128
          4/88              16345                   24281                    20710                      20273
          5/88              16497                   24488                    20635                      20015

====================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

          6/88              17363                   25612                    21789                      21252
          7/88              17031                   25514                    21432                      20783
          8/88              16294                   24649                    20647                      20016
          9/88              17008                   25700                    21696                      20898
         10/88              17135                   26414                    22119                      20907
         11/88              16830                   26036                    21701                      20443
         12/88              17074                   26489                    22315                      21185
          1/89              18374                   28428                    23875                      22670
          2/89              18166                   27720                    23319                      22336
          3/89              18478                   28366                    23867                      22991
          4/89              19596                   29839                    25304                      24437
          5/89              20351                   31041                    26452                      25862
          6/89              19883                   30867                    26272                      25407
          7/89              21676                   33651                    28929                      27383
          8/89              21988                   34308                    29406                      28344
          9/89              22065                   34167                    29541                      28665
         10/89              21417                   33374                    29021                      27518
         11/89              22014                   34052                    29779                      27914
         12/89              22355                   34869                    30336                      28110
          1/90              20719                   32529                    27897                      25628
          2/90              21005                   32949                    28095                      26117
          3/90              21780                   33822                    29213                      27107
          4/90              21349                   32980                    28833                      26408
          5/90              23731                   36189                    31829                      29225
          6/90              23817                   35946                    32173                      29333
          7/90              23845                   35831                    31880                      28659
          8/90              21866                   32596                    28823                      25813
          9/90              20633                   31012                    27269                      24274
         10/90              20546                   30881                    27378                      23740
         11/90              21952                   32873                    29223                      25533
         12/90              22562                   33787                    30258                      26447
          1/91              23785                   35253                    31819                      28602
          2/91              25576                   37771                    34352                      30653
          3/91              26619                   38685                    35705                      31751
          4/91              26470                   38777                    35541                      31547
          5/91              27603                   40445                    37130                      33068
          6/91              26289                   38592                    35363                      31107
          7/91              28019                   40391                    37262                      33126
          8/91              28885                   41344                    38510                      34315
          9/91              28498                   40654                    37840                      34191
         10/91              29125                   41198                    38438                      35005
         11/91              28408                   39542                    37454                      33745
         12/91              32405                   44058                    42746                      38081
          1/92              31025                   43239                    41716                      38074
          2/92              31248                   43796                    41787                      38656
          3/92              30317                   42947                    40642                      37083
          4/92              30444                   44205                    40938                      36501
          5/92              30669                   44422                    41233                      36811
          6/92              29866                   43760                    40194                      35593
          7/92              30989                   45545                    41991                      36902
          8/92              30056                   44616                    41478                      36050
          9/92              30441                   45142                    41951                      36756
         10/92              31598                   45296                    42585                      37870
         11/92              33234                   46836                    44433                      40101
         12/92              33859                   47412                    44877                      41079
          1/93              33998                   47810                    44361                      41720
          2/93              33505                   48461                    43651                      40610
          3/93              34490                   49483                    44494                      41983
          4/93              33121                   48286                    42710                      40551
          5/93              34492                   49575                    44204                      42757
          6/93              34737                   49719                    43802                      43168
          7/93              34841                   49520                    43018                      43181
          8/93              36176                   51396                    44786                      45353
          9/93              36668                   51001                    44455                      46314
         10/93              36737                   52056                    45691                      46856
         11/93              35506                   51562                    45384                      45441
         12/93              36657                   52186                    46165                      46972
          1/94              38508                   53960                    47236                      48532
          2/94              37753                   52498                    46372                      47750
          3/94              35560                   50214                    44132                      45186
          4/94              35748                   50857                    44335                      45227
          5/94              35219                   51686                    45009                      45087
          6/94              33670                   50420                    43676                      43216
          7/94              34575                   52073                    45170                      44456
          8/94              36729                   54203                    47686                      46919
          9/94              36123                   52881                    47042                      46196
         10/94              36954                   54065                    48148                      47102
         11/94              35406                   52097                    46602                      45265
         12/94              35622                   52868                    47385                      45649
          1/95              35023                   54237                    48399                      45636

====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

         2/95               37016                   56347                    50427                      47479
         3/95               38612                   58010                    51900                      49027
         4/95               39770                   59715                    53036                      50027
         5/95               40927                   62098                    54882                      51333
         6/95               43960                   63538                    57000                      54459
         7/95               47631                   65641                    59372                      57939
         8/95               47912                   65806                    59437                      58420
         9/95               49507                   68583                    62177                      60027
        10/95               48428                   68336                    62221                      59264
        11/95               49503                   71329                    64641                      61238
        12/95               48141                   72705                    65009                      61048
         1/96               48873                   75177                    67181                      61976
         2/96               50941                   75876                    68410                      63798
         3/96               51114                   76605                    68499                      64174
         4/96               53485                   77731                    70301                      67024
         5/96               54694                   79729                    72754                      68867
         6/96               53529                   80032                    72856                      67386
         7/96               49434                   76494                    68587                      62501
         8/96               52064                   78108                    70356                      65238
         9/96               55985                   82498                    75478                      69472
        10/96               55985                   84775                    75931                      69313
        11/96               59047                   91175                    81633                      73263
        12/96               57712                   89370                    80033                      71937
         1/97               60754                   94947                    85644                      75390
         2/97               59089                   95697                    85061                      73310
         3/97               55952                   91773                    80459                      69527
         4/97               57994                   97243                    85802                      71731
         5/97               63126                  103185                    91997                      77814
         6/97               65645                  107776                    95677                      80732
         7/97               73148                  116345                   104135                      88167
         8/97               71056                  109829                    98043                      85751
         9/97               75426                  115837                   102866                      91179
        10/97               71957                  111968                    99060                      87149
        11/97               72007                  117152                   103270                      87698
        12/97               71683                  119167                   104427                      88444
         1/98               71368                  120478                   107549                      88833
         2/98               77783                  129164                   115637                      96224
         3/98               80833                  135778                   120251                     100919
         4/98               82829                  137163                   121911                     102090
         5/98               80411                  134803                   118448                      98211
         6/98               84568                  140276                   125697                     103259
         7/98               83460                  138789                   124868                     100739
         8/98               68471                  118734                   106125                      82092
         9/98               74202                  126345                   114275                      88011
        10/98               78780                  136604                   123463                      92957
        11/98               84885                  144883                   132859                      99427
        12/98               96370                  153228                   144843                     110384
         1/99              103232                  159633                   153345                     117173
         2/99               97430                  154668                   146337                     111068
         3/99              104620                  160855                   154049                     117388
         4/99              107131                  167080                   154249                     120240
         5/99              104507                  163137                   149514                     117920
         6/99              111812                  172158                   159980                     126162
         7/99              107183                  166804                   154892                     123324
         8/99              107408                  165970                   157417                     122090
         9/99              105958                  161423                   154111                     121394
        10/99              112485                  171641                   165747                     129953
        11/99              122968                  175125                   174697                     140375
        12/99              145287                  185422                   192866                     161571
         1/00              139345                  176114                   183820                     159940
         2/00              159898                  172786                   192809                     185514
         3/00              158603                  189684                   206614                     184790
         4/00              144836                  183975                   196779                     169305
         5/00              135335                  180203                   186862                     157894
         6/00              151101                  184636                   201026                     173557
         7/00              149031                  181756                   192643                     168107
         8/00              168227                  193043                   210077                     186313
         9/00              160724                  182850                   190204                     174985
        10/00              147480                  182082                   181207                     164819
        11/00              120786                  167734                   154497                     137821
        12/00              123866                  168556                   149615                     142108
         1/01              123866                  174540                   159954                     144992
         2/01               98152                  158639                   132793                     123766
         3/01               86295                  148597                   118346                     110498
         4/01               95054                  160128                   133316                     123990
         5/01               93942                  161201                   131356                     123320
         6/01               90757                  157284                   128309                     121125
         7/01               87172                  155743                   125101                     114584
         8/01               81122                  146009                   114868                     104696
         9/01               70536                  134226                   103404                      89138

====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

         10/01              74437                  136790                   108833                      95520
         11/01              80726                  147281                   119292                     104719
         12/01              82002                  148578                   119065                     106352
          1/02              79132                  146408                   116958                     103343
          2/02              74273                  143583                   112104                      96925
          3/02              79606                  148981                   115983                     102702
          4/02              76342                  139953                   106519                      96468
          5/02              74747                  138931                   103941                      93670
          6/02              68460                  129039                    94326                      84940
          7/02              61614                  118987                    89138                      76964
          8/02              61454                  119761                    89406                      76379
          9/02              56440                  106755                    80134                      70452
         10/02              58748                  116138                    87483                      75835
         11/02              61615                  122967                    92233                      80582
         12/02              57314                  115749                    85860                      74635
          1/03              56758                  112728                    83773                      73404
          2/03              55805                  111037                    83388                      72905
          3/03              56681                  112114                    84939                      74064
          4/03              60263                  121341                    91216                      79478
          5/03              65042                  127724                    95768                      85319
          6/03              65835                  129359                    97089                      86309
          7/03              67745                  131635                    99507                      88985
          8/03              70055                  134202                   101984                      92544
          9/03              69102                  132780                   100893                      90758
         10/03              73165                  140282                   106563                      97184
         11/03              74914                  141516                   107682                      98962
         12/03              77783                  148932                   111408                     101050
          1/04              79533                  151672                   113681                     103566
          2/04              80726                  153780                   114408                     104933
          3/04              80484                  151458                   112280                     104619
          4/04              78174                  149080                   110978                     101114
          5/04              79683                  151123                   113042                     103500
          6/04              81037                  154055                   114455                     105715
          7/04              76418                  148955                   107988                      98252
          8/04              75539                  149551                   107459                      96866
          9/04              78010                  151166                   108480                     100605
         10/04              79047                  153479                   110172                     102768
         11/04              83663                  159680                   113962                     108297
         12/04              86131                  165112                   118431                     112428
          1/05              85253                  161087                   114481                     108372
          2/05              88041                  164475                   115700                     109596
          3/05              85813                  161566                   113592                     107283
          4/05              82784                  158503                   111428                     103345
          5/05              86211                  163542                   116820                     109703
          6/05              86849                  163776                   116389                     110294
          7/05              91235                  169864                   122077                     116813
          8/05              90998                  168315                   120505                     116257
          9/05              92909                  169678                   121060                     118130
         10/05              90679                  166848                   119883                     115979
         11/05              94188                  173152                   125056                     122181
         12/05              96016                  173214                   124664                     122689
          1/06             101604                  177800                   126852                     129022
          2/06              98810                  178281                   126651                     126877
          3/06             101369                  180500                   128521                     129758
          4/06             103204                  182922                   128346                     130778
          5/06              99364                  177664                   123996                     123130
          6/06              98728                  177900                   123506                     122854
          7/06              96408                  178996                   121154                     119124
          8/06              97045                  183248                   124934                     122084
          9/06              97928                  187968                   128367                     124887
         10/06             102002                  194089                   132879                     130022
         11/06             103919                  197775                   135516                     134016
         12/06             103722                  200549                   135975                     133985
          1/07             104769                  203579                   139471                     137111
          2/07             104130                  199609                   136849                     134848
          3/07             106140                  201837                   137591                     136000
          4/07             110481                  210774                   144069                     141637
          5/07             114657                  218122                   149252                     147778
          6/07             114095                  214501                   147024                     146477
          7/07             112726                  207859                   144745                     143436
          8/07             114496                  210970                   147051                     144856
          9/07             121160                  218851                   153211                     152607
         10/07             124400                  222375                   158388                     158996

====================================================================================================================================

AIM Summit Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable sales    As of 9/30/07, the most recent calendar
charges                                       quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (10/31/05)                 13.59%   CLASS A SHARES
1 Year                               14.97    Inception (10/31/05)               12.72%
                                              1  Year                            16.65
CLASS B SHARES
Inception (10/31/05)                 14.21%   CLASS B SHARES
1 Year                               15.74    Inception (10/31/05)               13.37%
                                              1  Year                            17.55
CLASS C SHARES
Inception (10/31/05)                 15.95%   CLASS C SHARES
1 Year                               19.74    Inception (10/31/05)               15.22%
                                              1  Year                            21.55
CLASS P SHARES
Inception (11/1/82)                  10.61%   CLASS P SHARES
10 Years                              5.62    Inception (11/1/82)                10.54%
 5 Years                             16.17    10  Years                           4.85
 1 Year                              21.85     5 Years                           16.51
                                               1 Year                            23.72

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST    FROM 5% BEGINNING AT THE TIME OF
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   PURCHASE TO 0% AT THE BEGINNING OF THE
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    SEVENTH YEAR. THE CDSC ON CLASS C SHARES
LOWER OR HIGHER. PLEASE VISIT                 IS 1% FOR THE FIRST YEAR AFTER PURCHASE.
AIMINVESTMENTS.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES       CLASS P SHARES DO NOT HAVE A FRONT-END
REFLECT REINVESTED DISTRIBUTIONS, CHANGES     SALES CHARGE OR CONTINGENT DEFERRED SALES
IN NET ASSET VALUE AND THE EFFECT OF THE      CHARGE (CDSC); THEREFORE, RETURNS SHOWN
MAXIMUM SALES CHARGE UNLESS OTHERWISE         ARE AT NET ASSET VALUE. THE PERFORMANCE
STATED. INVESTMENT RETURN AND PRINCIPAL       NUMBERS SHOWN DO NOT REFLECT THE CREATION
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A   AND SALES CHARGES AND OTHER FEES ASSESSED
GAIN OR LOSS WHEN YOU SELL SHARES.            BY THE AIM SUMMIT INVESTORS PLANS, WHICH
                                              WERE DISSOLVED EFFECTIVE DECEMBER 8,
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    2006.
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT         THE PERFORMANCE OF THE FUND'S SHARE
FOR CLASS A, CLASS B, CLASS C AND CLASS P     CLASSES WILL DIFFER PRIMARILY DUE TO
SHARES WAS 1.09%, 1.84%, 1.84% AND 0.94%,     DIFFERENT SALES CHARGE STRUCTURES AND
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED    CLASS EXPENSES.
ABOVE MAY VARY FROM THE EXPENSE RATIOS
PRESENTED IN OTHER SECTIONS OF THIS REPORT
THAT ARE BASED ON EXPENSES INCURRED DURING
THE PERIOD COVERED BY THIS REPORT.

   CLASS A SHARE PERFORMANCE REFLECTS THE                                                 ==========================================
MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND                                               FOR A DISCUSSION OF THE RISKS OF INVESTING
CLASS C SHARE PERFORMANCE REFLECTS THE                                                    IN YOUR FUND AND INDEXES USED IN THIS
APPLICABLE CONTINGENT DEFERRED SALES CHARGE                                               REPORT, PLEASE TURN THE PAGE.
(CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON                                               ==========================================
CLASS B SHARES DECLINES

AIM Summit Fund

AIM SUMMIT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           o The prices of securities held by the      Other information
                                              Fund may decline in response to market
o Class B shares are not available as an      risks.                                      o The returns shown in the management's
investment for retirement plans maintained                                                discussion of Fund performance are based
pursuant to Section 401 of the Internal       About indexes used in this report           on net asset values calculated for
Revenue Code, including 401(k) plans, money                                               shareholder transactions. Generally
purchase pension plans and profit sharing     o The S&P 500 --REGISTERED TRADEMARK--      accepted accounting principles require
plans.                                        Index is a market capitalization-weighted   adjustments to be made to the net assets
                                              index covering all major areas of the       of the Fund at period end for financial
o Class P shares are closed to most           U.S. economy. It is not the 500 largest     reporting purposes, and as such, the net
investors. For more information on who may    companies, but rather the most widely       asset values for shareholder transactions
continue to invest in Class P shares,         held 500 companies chosen with respect to   and the returns based on those net asset
please see the Fund's prospectus.             market size, liquidity, and their           val- ues may differ from the net asset
                                              industry.                                   values and returns reported in the
Principal risks of investing in the Fund                                                  Financial Highlights.
                                              o The Russell 1000 --REGISTERED
o Investing in developing countries can add   TRADEMARK-- GROWTH INDEX measures the       o Industry classifications used in this
additional risk, such as high rates of        performance of those Russell 1000           report are generally according to the
inflation or sharply devalued currencies      companies with higher price-to-book         Global Industry Classification Standard,
against the U.S. dollar. Transaction costs    ratios and higher forecasted growth         which was developed by and is the
are often higher, and there may be delays     values. The Russell 1000 Growth Index is    exclusive property and a service mark of
in settlement procedures.                     a trademark/service mark of the Frank       Morgan Stanley Capital International Inc.
                                              Russell Company. Russell --REGISTERED       and Standard & Poor's.
o Prices of equity securities change in       TRADEMARK-- is a trademark of the Frank
response to many factors including the his-   Russell Company.                            o The Chartered Financial Analyst
torical and prospective earnings of the                                                   --REGISTERED TRADEMARK-- (CFA --REGISTERED
issuer, the value of its assets, general      o The LIPPER MULTI-CAP GROWTH FUNDS INDEX   TRADEMARK--) designation is a globally
economic con- ditions, interest rates,        is an equally weighted representation of    recognized standard for measuring the
investor perceptions and market liquidity.    the largest funds in the Lipper Multi-Cap   competence and integrity of investment
                                              Growth Funds category. These funds          professionals.
o Foreign securities have additional risks,   typically have an above-average
including exchange rate changes, political    price-to-earnings ratio, price-to-book
and economic upheaval, the relative lack of   ratio and three-year sales-per-share
information, relatively low market            growth value, compared to the S&P
liquidity, and the potential lack of strict   SuperComposite 1500 Index.
financial and accounting controls and
standards.                                    o The Fund is not managed to track the
                                              per- formance of any particular index,
o The Fund invests in "growth" stocks,        including the indexes defined here, and
which may be more volatile than other         consequently, the performance of the Fund
investment styles because growth stocks are   may deviate significantly from the
more sensi- tive to investor perceptions of   performance of the indexes.
an issuing com- pany's growth potential.
                                              o A direct investment cannot be made in
o There is no guarantee that the investment   an index. Unless otherwise indicated,
techniques and risk analyses used by the      index results include reinvested
Fund's portfolio managers will produce the    dividends, and they do not reflect sales
desired results.                              charges. Performance of an index of funds
                                              reflects fund expenses; performance of
                                              a market index does not.

=======================================================================================   =========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                 ASMMX
                                                                                          Class B Shares                 BSMMX
=======================================================================================   Class C Shares                 CSMMX
                                                                                          Class P Shares                 SMMIX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
                                                                                          =========================================
AIMINVESTMENTS.COM


AIM Summit Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007


                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-75.49%

AEROSPACE & DEFENSE-3.44%

Boeing Co. (The)                                  358,000   $   35,295,220
--------------------------------------------------------------------------
Precision Castparts Corp.                          64,700        9,692,707
--------------------------------------------------------------------------
United Technologies Corp.                         586,224       44,898,896
==========================================================================
                                                                89,886,823
==========================================================================

AGRICULTURAL PRODUCTS-0.35%

Archer-Daniels-Midland Co.                        253,400        9,066,652
==========================================================================

AIR FREIGHT & LOGISTICS-0.47%

FedEx Corp.                                       119,775       12,377,549
==========================================================================

APPAREL RETAIL-0.46%

American Eagle Outfitters, Inc.                   500,000       11,890,000
==========================================================================

APPLICATION SOFTWARE-2.81%

Amdocs Ltd.(b)                                    383,800       13,202,720
--------------------------------------------------------------------------
Autodesk, Inc.(b)                                 275,000       13,447,500
--------------------------------------------------------------------------
Intuit Inc.(b)                                  1,455,000       46,807,350
==========================================================================
                                                                73,457,570
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.99%

Franklin Resources, Inc.                           98,600       12,786,448
--------------------------------------------------------------------------
T. Rowe Price Group Inc.                          204,800       13,156,352
==========================================================================
                                                                25,942,800
==========================================================================

AUTOMOTIVE RETAIL-0.33%

CarMax, Inc.(b)(c)                                407,000        8,494,090
==========================================================================

BIOTECHNOLOGY-2.53%

Genentech, Inc.(b)                                245,000       18,161,850
--------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                        1,037,600       47,926,744
==========================================================================
                                                                66,088,594
==========================================================================

COMMUNICATIONS EQUIPMENT-3.64%

Cisco Systems, Inc.(b)                          1,345,000       44,465,700
--------------------------------------------------------------------------
Harris Corp.                                      565,000       34,216,400
--------------------------------------------------------------------------
QUALCOMM Inc.                                     384,000       16,408,320
==========================================================================
                                                                95,090,420
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.28%

Best Buy Co., Inc.                                150,700        7,311,964
==========================================================================

COMPUTER HARDWARE-0.90%

Apple Inc.(b)                                     124,000       23,553,800
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING-1.15%

Fluor Corp.                                        60,000   $    9,480,000
--------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                             65,000        9,636,250
--------------------------------------------------------------------------
Jacobs Engineering Group Inc.(b)                  125,000       10,893,750
==========================================================================
                                                                30,010,000
==========================================================================

CONSUMER ELECTRONICS-0.84%

Garmin Ltd.(c)                                    125,000       13,425,000
--------------------------------------------------------------------------
Harman International Industries, Inc.             100,000        8,420,000
==========================================================================
                                                                21,845,000
==========================================================================

CONSUMER FINANCE-0.67%

American Express Co.                              285,000       17,370,750
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.32%

Paychex, Inc.                                     200,000        8,356,000
==========================================================================

DEPARTMENT STORES-1.42%

JCPenney Co., Inc.                                325,000       18,278,000
--------------------------------------------------------------------------
Kohl's Corp.(b)                                   125,000        6,871,250
--------------------------------------------------------------------------
Nordstrom, Inc.                                   303,000       11,950,320
==========================================================================
                                                                37,099,570
==========================================================================

DIVERSIFIED METALS & MINING-0.54%

Titanium Metals Corp.(b)(c)                       400,000       14,080,000
==========================================================================

DRUG RETAIL-1.36%

Walgreen Co.                                      894,000       35,447,100
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.78%

Emerson Electric Co.                              387,000       20,228,490
==========================================================================

FOOTWEAR-1.68%

Nike, Inc.-Class B                                663,200       43,943,632
==========================================================================

HEALTH CARE EQUIPMENT-2.73%

Baxter International Inc.                         188,000       11,281,880
--------------------------------------------------------------------------
Becton, Dickinson and Co.                         477,956       39,890,208
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)                   411,000       20,044,470
==========================================================================
                                                                71,216,558
==========================================================================

HEALTH CARE SERVICES-0.71%

Quest Diagnostics Inc.                            350,000       18,613,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.32%

Marriott International, Inc.-Class A              200,000        8,222,000
==========================================================================

AIM Summit Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-4.65%

Clorox Co. (The)                                  504,000   $   31,535,280
--------------------------------------------------------------------------
Colgate-Palmolive Co.                             573,000       43,702,710
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        663,000       46,091,760
==========================================================================
                                                               121,329,750
==========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.39%

Robert Half International, Inc.                   339,000       10,200,510
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.62%

Wal-Mart Stores, Inc.                             356,000       16,094,760
==========================================================================

INDUSTRIAL CONGLOMERATES-1.43%

General Electric Co.                              373,000       15,352,680
--------------------------------------------------------------------------
McDermott International, Inc.(b)                  360,000       21,981,600
==========================================================================
                                                                37,334,280
==========================================================================

INDUSTRIAL MACHINERY-0.31%

Parker Hannifin Corp.                              99,750        8,016,908
==========================================================================

INTEGRATED OIL & GAS-4.53%

ExxonMobil Corp.                                  577,718       53,144,279
--------------------------------------------------------------------------
Marathon Oil Corp.                                350,000       20,695,500
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        644,271       44,486,912
==========================================================================
                                                               118,326,691
==========================================================================

INTERNET SOFTWARE & SERVICES-2.86%

eBay Inc.(b)                                      700,000       25,270,000
--------------------------------------------------------------------------
Google Inc.-Class A(b)                             70,000       49,490,000
==========================================================================
                                                                74,760,000
==========================================================================

LIFE SCIENCES TOOLS & SERVICES-0.62%

Applera Corp.-Applied Biosystems Group            437,000       16,230,180
==========================================================================

MANAGED HEALTH CARE-2.69%

Coventry Health Care, Inc.(b)                     240,000       14,474,400
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           500,000       24,575,000
--------------------------------------------------------------------------
WellPoint Inc.(b)                                 394,099       31,224,464
==========================================================================
                                                                70,273,864
==========================================================================

MULTI-LINE INSURANCE-0.45%

Assurant, Inc.                                    200,000       11,688,000
==========================================================================

OIL & GAS DRILLING-2.08%

ENSCO International Inc.                          248,674       13,798,920
--------------------------------------------------------------------------
GlobalSantaFe Corp.                               498,000       40,352,940
==========================================================================
                                                                54,151,860
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.49%

Baker Hughes Inc.                                 473,700       41,079,264
--------------------------------------------------------------------------
Grant Prideco, Inc.(b)                            350,000       17,206,000
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Halliburton Co.                                   345,196   $   13,607,626
--------------------------------------------------------------------------
Schlumberger Ltd.                                 200,000       19,314,000
==========================================================================
                                                                91,206,890
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.11%

Apache Corp.                                      529,965       55,015,667
==========================================================================

OIL & GAS REFINING & MARKETING-2.27%

Sunoco, Inc.                                      125,000        9,200,000
--------------------------------------------------------------------------
Valero Energy Corp.                               712,307       50,167,782
==========================================================================
                                                                59,367,782
==========================================================================

PACKAGED FOODS & MEATS-3.16%

Campbell Soup Co.                               1,000,000       36,980,000
--------------------------------------------------------------------------
Kellogg Co.                                       864,000       45,610,560
==========================================================================
                                                                82,590,560
==========================================================================

PHARMACEUTICALS-4.44%

Abbott Laboratories                               759,276       41,471,655
--------------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(b)             320,000        9,376,000
--------------------------------------------------------------------------
Johnson & Johnson                                 660,900       43,070,853
--------------------------------------------------------------------------
Wyeth                                             449,240       21,846,541
==========================================================================
                                                               115,765,049
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.25%

ACE Ltd.                                          408,411       24,753,791
--------------------------------------------------------------------------
Chubb Corp. (The)                                 637,000       33,983,950
==========================================================================
                                                                58,737,741
==========================================================================

PUBLISHING-1.45%

McGraw-Hill Cos., Inc. (The)                      401,061       20,069,092
--------------------------------------------------------------------------
Morningstar Inc.(b)                               240,000       17,860,800
==========================================================================
                                                                37,929,892
==========================================================================

REINSURANCE-0.45%

RenaissanceRe Holdings Ltd.                       200,000       11,668,000
==========================================================================

RESTAURANTS-0.66%

Starbucks Corp.(b)                                650,000       17,342,000
==========================================================================

SEMICONDUCTORS-0.31%

Texas Instruments Inc.                            245,000        7,987,000
==========================================================================

SOFT DRINKS-2.08%

PepsiCo, Inc.                                     737,000       54,331,640
==========================================================================

SPECIALIZED FINANCE-0.87%

Moody's Corp.                                     518,000       22,646,960
==========================================================================

SPECIALTY STORES-0.57%

Staples, Inc.                                     632,350       14,759,049
==========================================================================

AIM Summit Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

SYSTEMS SOFTWARE-2.03%

Microsoft Corp.                                   425,000   $   15,644,250
--------------------------------------------------------------------------
Oracle Corp.(b)                                 1,679,100       37,225,647
==========================================================================
                                                                52,869,897
==========================================================================
    Total Domestic Common Stocks (Cost
      $1,559,449,914)                                        1,970,217,292
==========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-18.07%

AUSTRALIA-2.88%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(c)(d)                                 1,730,000       75,304,763
==========================================================================

BRAZIL-1.69%

Companhia Vale do Rio Doce-ADR (Steel)(c)       1,169,444       44,064,650
==========================================================================

CANADA-1.33%

Research In Motion Ltd. (Communications
  Equipment)(b)                                   147,000       18,302,970
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        150,000       16,384,500
==========================================================================
                                                                34,687,470
==========================================================================

FINLAND-1.49%

Nokia Oyj-ADR (Communications Equipment)          982,000       39,005,040
==========================================================================

JAPAN-5.81%

FANUC Ltd. (Industrial Machinery)(d)              244,000       26,708,612
--------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)(d)                                      7,320       55,416,766
--------------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)(d)                             384,000       12,864,903
--------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty
  Insurance)(c)(d)                                345,000       13,589,289
--------------------------------------------------------------------------
Mitsui O.S.K. Lines, Ltd. (Marine)(c)(d)        1,034,000       17,070,757
--------------------------------------------------------------------------
Mitsui Sumitomo Insurance Co., Ltd. (Property
  & Casualty Insurance)(c)(d)                     890,000       10,149,919
--------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha (Marine)(c)(d)    1,544,000       15,931,712
==========================================================================
                                                               151,731,958
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


SOUTH KOREA-0.64%

Kookmin Bank (Diversified Banks)(d)               201,400   $   16,605,318
==========================================================================

SWITZERLAND-1.69%

Novartis A.G.-ADR (Pharmaceuticals)               233,000       12,388,610
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(d)           185,000       31,629,641
==========================================================================
                                                                44,018,251
==========================================================================

UNITED KINGDOM-2.54%

Rio Tinto PLC (Diversified Metals &
  Mining)(d)                                      708,000       66,270,502
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $282,085,785)                     471,687,952
==========================================================================

MONEY MARKET FUNDS-6.42%

Liquid Assets Portfolio-Institutional
  Class(e)                                     83,819,163       83,819,163
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       83,819,163       83,819,163
==========================================================================
    Total Money Market Funds (Cost
      $167,638,326)                                            167,638,326
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.98% (Cost
  $2,009,174,025)                                            2,609,543,570
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-3.64%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  94,838,620       94,838,620
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities on
      loan) (Cost $94,838,620)                                  94,838,620
==========================================================================
TOTAL INVESTMENTS-103.62% (Cost
  $2,104,012,645)                                            2,704,382,190
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.62)%                          (94,401,456)
==========================================================================
NET ASSETS-100.00%                                          $2,609,980,734
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at October 31, 2007.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $341,542,182, which represented 13.09% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Summit Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $1,841,535,699)*  $2,441,905,244
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $262,476,946)                            262,476,946
------------------------------------------------------------
Total investments (Cost $2,104,012,645)        2,704,382,190
------------------------------------------------------------
Foreign currencies, at value (Cost $1,780)             1,835
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    92,840
------------------------------------------------------------
  Dividends                                        2,926,424
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               113,949
------------------------------------------------------------
Other assets                                          39,488
============================================================
    Total assets                               2,707,556,726
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,572,842
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 303,639
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        94,838,620
------------------------------------------------------------
Accrued distribution fees                            223,883
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,928
------------------------------------------------------------
Accrued transfer agent fees                          378,878
------------------------------------------------------------
Accrued operating expenses                           254,202
============================================================
    Total liabilities                             97,575,992
============================================================
Net assets applicable to shares outstanding   $2,609,980,734
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,964,960,050
------------------------------------------------------------
Undistributed net investment income               11,835,636
------------------------------------------------------------
Undistributed net realized gain                   32,818,549
------------------------------------------------------------
Unrealized appreciation                          600,366,499
============================================================
                                              $2,609,980,734
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $   11,591,073
____________________________________________________________
============================================================
Class B                                       $    2,726,576
____________________________________________________________
============================================================
Class C                                       $      995,107
____________________________________________________________
============================================================
Class P                                       $2,594,667,978
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                              751,677
____________________________________________________________
============================================================
Class B                                              179,382
____________________________________________________________
============================================================
Class C                                               65,462
____________________________________________________________
============================================================
Class P                                          167,727,294
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        15.42
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.42 divided by
      94.50%)                                 $        16.32
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        15.20
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        15.20
____________________________________________________________
============================================================
Class P:
  Net asset value and offering price per
    share                                     $        15.47
____________________________________________________________
============================================================

* At October 31, 2007, securities with an aggregate value of $90,764,327 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Summit Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,017,372)    $ 27,720,727
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $154,342)                         7,722,880
==========================================================================
    Total investment income                                     35,443,607
==========================================================================

EXPENSES:

Advisory fees                                                   15,509,168
--------------------------------------------------------------------------
Administrative services fees                                       498,171
--------------------------------------------------------------------------
Custodian fees                                                     264,554
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                           16,508
--------------------------------------------------------------------------
  Class B                                                           19,638
--------------------------------------------------------------------------
  Class C                                                            3,522
--------------------------------------------------------------------------
  Class P                                                        2,812,094
--------------------------------------------------------------------------
Transfer agent fees -- A, B & C                                      5,431
--------------------------------------------------------------------------
Transfer agent fees -- P                                         3,278,400
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           98,192
--------------------------------------------------------------------------
Other                                                              482,976
==========================================================================
    Total expenses                                              22,988,654
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (567,981)
==========================================================================
    Net expenses                                                22,420,673
==========================================================================
Net investment income                                           13,022,934
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from
    securities sold to affiliates of $(125,061))               243,635,642
--------------------------------------------------------------------------
  Foreign currencies                                              (932,871)
==========================================================================
                                                               242,702,771
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        232,367,388
--------------------------------------------------------------------------
  Foreign currencies                                                   438
==========================================================================
                                                               232,367,826
==========================================================================
Net realized and unrealized gain                               475,070,597
==========================================================================
Net increase in net assets resulting from operations          $488,093,531
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Summit Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   13,022,934    $   14,051,506
----------------------------------------------------------------------------------------------
  Net realized gain                                              242,702,771       427,631,899
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)           232,367,826      (167,307,989)
==============================================================================================
    Net increase in net assets resulting from operations         488,093,531       274,375,416
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                            (22,943)             (394)
----------------------------------------------------------------------------------------------
  Class B                                                             (8,165)             (176)
----------------------------------------------------------------------------------------------
  Class C                                                               (783)              (64)
----------------------------------------------------------------------------------------------
  Class P                                                        (14,056,491)       (5,832,453)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,088,382)       (5,833,087)
==============================================================================================
Share transactions-net:
  Class A                                                          5,573,280         4,422,833
----------------------------------------------------------------------------------------------
  Class B                                                          1,686,800           638,647
----------------------------------------------------------------------------------------------
  Class C                                                            852,377            48,595
----------------------------------------------------------------------------------------------
  Class P                                                       (251,273,210)     (137,075,116)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (243,160,753)     (131,965,041)
==============================================================================================
    Net increase in net assets                                   230,844,396       136,577,288
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,379,136,338     2,242,559,050
==============================================================================================
  End of year (including undistributed net investment income
    of $11,835,636 and $13,833,956, respectively)             $2,609,980,734    $2,379,136,338
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Summit Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is organized as a Delaware statutory trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM Summit Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class P are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

AIM Summit Fund

     foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $10 million                                             1.00%
--------------------------------------------------------------------
Next $140 million                                             0.75%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $97,512.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $1,732.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Fund has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Class P shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C shares and Class P shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares and 0.10% of Class P shares. Prior to December 8, 2006, the Fund paid ADI 0.25% of the average net assets of Class P shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through December 8, 2006, ADI had contractually agreed to waive 0.15% of Rule 12b-1 plan fees on Class P shares held through AIM Summit Investor Plans I ("Plans I"). As a result of this waiver, Plan fees were accrued at an annual rate of 0.25% of the average daily net assets with respect to Class P shares, except with respect to Class P shares held through Plans I; Plan fees accrued at a net annual rate of 0.10% of the average daily net assets with respect to those shares. Pursuant to the Plans, for the year ended October 31, 2007, 12b-1 fees before fee waiver under this agreement are shown in the Statement of Operations as distribution fees. Fees incurred after fee waiver under this agreement for Class P shares were $2,478,359.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $6,887 in front-end sales commissions from the sale of Class A shares and $0, $448 and $179 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Summit Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 69,673,749     $  307,357,667    $  (293,212,253)   $ 83,819,163     $3,791,982
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            69,673,749        307,357,667       (293,212,253)     83,819,163      3,776,556
==================================================================================================
  Subtotal       $139,347,498     $  614,715,334    $  (586,424,506)   $167,638,326     $7,568,538
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 40,345,475     $  446,534,024    $  (392,040,879)   $ 94,838,620     $   98,129
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            40,345,474        228,026,386       (268,371,860)             --         56,213
==================================================================================================
  Subtotal       $ 80,690,949     $  674,560,410    $  (660,412,739)   $ 94,838,620     $  154,342
==================================================================================================
  Total
    Investments
    in
    Affiliates   $220,038,447     $1,289,275,744    $(1,246,837,245)   $262,476,946     $7,722,880
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities sales of $13,871,984, which resulted in net realized gains (losses) of $(125,061), and securities purchases of $12,464,539.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $135,002.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $15,533 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate

AIM Summit Fund

available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $90,764,327 were on loan to brokers. The loans were secured by cash collateral of $94,838,620 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $154,342 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $14,088,382    $5,833,087
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:


As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   12,105,287
------------------------------------------------------------------------------
Undistributed long-term gain                                        32,881,845
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         600,303,203
------------------------------------------------------------------------------
Temporary book/tax differences                                        (269,651)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,964,960,050
==============================================================================
  Total net assets                                              $2,609,980,734
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(3,046).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

AIM Summit Fund


    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $210,282,104 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have capital loss carryforward as of October 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $937,423,997 and $1,210,986,844, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $634,413,911
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (34,107,662)
==============================================================================
Net unrealized appreciation of investment securities             $600,306,249
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,104,075,941.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2007, undistributed net investment income was decreased by $932,872 and undistributed net realized gain was increased by $932,872. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class P. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

    Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                      YEAR ENDED
                                                                    OCTOBER 31, 2007                OCTOBER 31, 2006
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         588,245    $   8,272,526        463,168    $   5,754,391
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         160,779        2,153,255         63,202          765,726
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          66,606          933,942          5,464           65,843
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                       8,990,173      122,364,910     11,060,121      136,281,607
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                           1,756           22,911             32              384
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                             620            8,039             15              176
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              59              768              5               64
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                       1,057,604       13,822,887        465,796        5,631,475
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                           8,545          110,806          1,516           18,129
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          (8,625)        (110,806)        (1,522)         (18,129)
==========================================================================================================================
Reacquired:
  Class A                                                        (206,707)      (2,832,963)      (105,766)      (1,350,071)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (27,253)        (363,688)        (8,722)        (109,126)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          (6,151)         (82,333)        (1,409)         (17,312)
--------------------------------------------------------------------------------------------------------------------------
  Class P                                                     (28,235,421)    (387,461,007)   (22,632,344)    (278,988,198)
==========================================================================================================================
                                                              (17,609,770)   $(243,160,753)   (10,690,444)   $(131,965,041)
__________________________________________________________________________________________________________________________
==========================================================================================================================

AIM Summit Fund

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

NOTE 14--SUBSEQUENT EVENT

On December 13, 2007, the Board of Trustees of AIM Summit Fund (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan"), which provides for the restructuring of AIM Summit Fund (the "Fund") as a new series portfolio (the "New Fund") of AIM Equity Funds ("AEF"), the transfer of all of the Funds assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of the Trust (the "Restructuring"). The operations of the New Fund following the Restructuring will be substantially similar to those of the Fund. AEF, like the Trust, operates as an open-end management investment company.

    The proposed Restructuring of the Fund requires the approval of the Fund's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around February 29, 2008. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Restructuring is expected to be consummated on or about April 30, 2008.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                                              ----------------------------------------
                                                                                      OCTOBER 31, 2005
                                                                   YEAR ENDED          (COMMENCEMENT
                                                                  OCTOBER 31,             DATE) TO
                                                              --------------------      OCTOBER 31,
                                                               2007          2006           2005
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.74       $11.38         $11.38
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05(a)      0.04(a)          --
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.70         1.35             --
======================================================================================================
    Total from investment operations                             2.75         1.39             --
======================================================================================================
Less dividends from net investment income                       (0.07)       (0.03)            --
======================================================================================================
Net asset value, end of period                                $ 15.42       $12.74         $11.38
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                 21.65%       12.23%            --
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,591       $4,584         $   10
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                          1.08%(c)     1.19%            --
======================================================================================================
Ratio of net investment income to average net assets             0.37%(c)     0.32%            --
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(d)                                         41%          76%            31%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,603,129.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Summit Fund

                                                                               CLASS B
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED           (COMMENCEMENT
                                                                   OCTOBER 31,             DATE) TO
                                                              ---------------------      OCTOBER 31,
                                                               2007          2006            2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.64       $ 11.38         $11.38
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)(a)     (0.05)(a)          --
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.66          1.34             --
=======================================================================================================
    Total from investment operations                             2.61          1.29             --
=======================================================================================================
Less dividends from net investment income                       (0.05)        (0.03)            --
=======================================================================================================
Net asset value, end of period                                $ 15.20       $ 12.64         $11.38
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 20.74%        11.34%            --
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,727       $   681         $   10
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                          1.83%(c)      1.94%            --
=======================================================================================================
Ratio of net investment income (loss) to average net assets     (0.38)%(c)    (0.43)%           --
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(d)                                         41%           76%            31%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,963,837.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED           (COMMENCEMENT
                                                                   OCTOBER 31,             DATE) TO
                                                              ---------------------      OCTOBER 31,
                                                               2007          2006            2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.64       $ 11.38         $11.38
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)(a)     (0.05)(a)          --
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.66          1.34             --
=======================================================================================================
    Total from investment operations                             2.61          1.29             --
=======================================================================================================
Less dividends from net investment income                       (0.05)        (0.03)            --
=======================================================================================================
Net asset value, end of period                                $ 15.20       $ 12.64         $11.38
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 20.74%        11.34%            --
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   995       $    63         $   10
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                          1.83%(c)      1.94%            --
=======================================================================================================
Ratio of net investment income (loss) to average net assets     (0.38)%(c)    (0.43)%           --
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(d)                                         41%           76%            31%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $352,242.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Summit Fund

                                                                                           CLASS P
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    12.77       $    11.38    $     9.93    $     9.19    $     7.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.07(a)          0.07(a)       0.04(b)      (0.01)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.71             1.35          1.42          0.75          1.83
=================================================================================================================================
    Total from investment operations                              2.78             1.42          1.46          0.74          1.82
=================================================================================================================================
Less dividends from net investment income                        (0.08)           (0.03)        (0.01)           --            --
=================================================================================================================================
Net asset value, end of period                              $    15.47       $    12.77    $    11.38    $     9.93    $     9.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  21.85%           12.49%        14.71%         8.05%        24.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,594,668       $2,373,809    $2,242,529    $2,081,288    $1,913,954
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(d)         0.91%         0.93%         0.96%         0.99%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.94%(d)         1.05%         1.08%         1.16%         1.18%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          0.52%(d)         0.60%         0.36%(b)      (0.15)%      (0.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             41%              76%           31%           31%           61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Net investment income per share and the ratio of net investment income
     (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income
     (loss) to average net assets excluding the special dividend are $0.02 and 0.15%, respectively for the year ended October 31, 2005.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $2,438,547,730.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

AIM Summit Fund

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Summit Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Summit Fund and Shareholders of AIM Summit Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Summit Fund (the sole portfolio constituting AIM Summit Fund, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, TX

AIM Summit Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)      PERIOD (2)        (10/31/07)        PERIOD (2)         RATIO
A                            $1,000.00          $1,123.90          $ 5.73           $1,019.81           $5.45            1.07%
B                             1,000.00           1,120.10            9.73            1,016.03            9.25            1.82
C                             1,000.00           1,120.10            9.73            1,016.03            9.25            1.82
P                             1,000.00           1,125.10            4.93            1,020.57            4.69            0.92

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Summit Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      Committee considers each Sub-Committee's    limited to changes to the Fund's
Summit Fund is required under the             recommendations and makes its own           performance, advisory fees, expense
Investment Company Act of 1940 to approve     recommendations regarding the               limitations and/or fee waivers.
annually the renewal of the AIM Summit Fund   performance, fees and expenses of the AIM
(the Fund) investment advisory agreement      Funds to the full Board. Moreover, the      A. Nature, Extent and Quality of Services
with A I M Advisors, Inc. (AIM). During       Investments Committee considers each Sub-      Provided by AIM
contract renewal meetings held on June        Committee's recommendations in making its
25-27, 2007, the Board as a whole and the     annual recommendation to the Board             The Board reviewed the advisory
disinterested or "independent" Trustees,      whether to approve the continuance of       services provided to the Fund by AIM under
voting separately, approved the continuance   each AIM Fund's investment advisory         the Fund's advisory agreement, the
of the Fund's investment advisory agreement   agreement and sub-advisory agreement, if    performance of AIM in providing these
for another year, effective July 1, 2007.     applicable (advisory agreements), for       services, and the credentials and
In doing so, the Board determined that the    another year.                               experience of the officers and employees
Fund's advisory agreement is in the best                                                  of AIM who provide these services. The
interests of the Fund and its shareholders       The independent Trustees, as mentioned   Board's review of the qualifications of
and that the compensation to AIM under the    above, are assisted in their annual         AIM to provide these services included the
Fund's advisory agreement is fair and         evaluation of the advisory agreements by    Board's consideration of AIM's portfolio
reasonable.                                   the independent Senior Officer. One         and product review process, various back
                                              responsibility of the Senior Officer is     office support functions provided by AIM,
   The independent Trustees met separately    to manage the process by which the AIM      and AIM's equity and fixed income trading
during their evaluation of the Fund's         Funds' proposed management fees are         operations. The Board concluded that the
investment advisory agreement with            negotiated during the annual contract       nature, extent and quality of the advisory
independent legal counsel from whom they      renewal process to ensure that they are     services provided to the Fund by AIM were
received independent legal advice, and the    negotiated in a manner which is at arms'    appropriate and that AIM currently is
independent Trustees also received            length and reasonable. Accordingly, the     providing satisfactory advisory services
assistance during their deliberations from    Senior Officer must either supervise a      in accordance with the terms of the Fund's
the independent Senior Officer, a full-time   competitive bidding process or prepare an   advisory agreement.
officer of the AIM Funds who reports          independent written evaluation. The
directly to the independent Trustees. The     Senior Officer has recommended that an         In addition, based on their ongoing
following discussion more fully describes     independent written evaluation be           meetings throughout the year with the
the process employed by the Board to          provided and, upon the direction of the     Fund's portfolio managers, the Board
evaluate the performance of the AIM Funds     Board, has prepared an independent          concluded that these individuals are
(including the Fund) throughout the year      written evaluation.                         competent and able to continue to carry
and, more specifically, during the annual                                                 out their responsibilities under the
contract renewal meetings.                       During the annual contract renewal       Fund's advisory agreement. In determining
                                              process, the Board considered the factors   whether to continue the Fund's advisory
THE BOARD'S FUND EVALUATION PROCESS           discussed below under the heading           agreement, the Board considered the prior
                                              "Factors and Conclusions and Summary of     relationship between AIM and the Fund, as
The Board's Investments Committee has         Independent Written Fee Evaluation" in      well as the Board's knowledge of AIM's
established three Sub-Committees which are    evaluating the fairness and                 operations, and concluded that it was
responsible for overseeing the management     reasonableness of the Fund's advisory       beneficial to maintain the current
of a number of the series portfolios of the   agreement at the contract renewal           relationship, in part, because of such
AIM Funds. This Sub-Committee structure       meetings and at their meetings throughout   knowledge. The Board also considered the
permits the Trustees to focus on the          the year as part of their ongoing           steps that AIM and its affiliates have
performance of the AIM Funds that have been   oversight of the Fund. The Fund's           taken over the last several years to
assigned to them. The Sub-Committees meet     advisory agreement was considered           improve the quality and efficiency of the
throughout the year to review the             separately, although the Board also         services they provide to the Funds in the
performance of their assigned funds, and      considered the common interests of all of   areas of investment performance, product
the Sub-Committees review monthly and         the AIM Funds in their deliberations. The   line diversification, distribution, fund
quarterly comparative performance             Board comprehensively considered all of     operations, shareholder services and com-
information and periodic asset flow data      the information provided to them and did    pliance. The Board concluded that the
for their assigned funds. These materials     not identify any particular factor that     quality and efficiency of the services AIM
are prepared under the direction and          was controlling. Furthermore, each          and its affiliates provide to the AIM
supervision of the independent Senior         Trustee may have evaluated the              Funds in each of these areas have gener-
Officer. Over the course of each year, the    information provided differently from one   ally improved, and support the Board's
Sub-Committees meet with portfolio managers   another and attributed different weight     approval of the continuance of the Fund's
for their assigned funds and other members    to the various factors. The Trustees        advisory agreement.
of management and review with these           recognized that the advisory arrangements
individuals the performance, investment       and resulting advisory fees for the Fund    B. Fund Performance
objective(s), policies, strategies and        and the other AIM Funds are the result of
limitations of these funds.                   years of review and negotiation between     The Board compared the Fund's performance
                                              the Trustees and AIM, that the Trustees     during the past one, three and five
   In addition to their meetings throughout   may focus to a greater extent on certain    calendar years to the performance of funds
the year, the Sub-Committees meet at          aspects of these arrangements in some       in the Fund's Lipper peer group that are
designated contract renewal meetings each     years than others, and that the Trustees'   not managed by AIM, and against the
year to conduct an indepth review of the      deliberations and conclusions in a          performance of all funds in the Lipper
performance, fees and expenses of their       particular year may be based in part on     Multi-Cap Growth Funds Index and the
assigned funds. During the contract renewal   their deliberations and conclusions of      Lipper Large-Cap Growth Funds Index. The
process, the Trustees receive comparative     these same arrangements throughout the      Board also reviewed the methodology used
performance and fee data regarding all the    year and in prior years.                    by Lipper to identify the Fund's peers.
AIM Funds prepared by an independent                                                      The Board noted that the Fund's
company, Lipper, Inc., under the direction    FACTORS AND CONCLUSIONS AND SUMMARY OF      performance was comparable to the median
and supervision of the independent Senior     INDEPENDENT WRITTEN FEE EVALUATION          performance of its peers for the one year
Officer who also prepares a separate                                                      period, and above such performance for the
analysis of this information for the          The discussion below serves as a summary    three and five year periods. The Board
Trustees. Each Sub-Committee then makes       of the Senior Officer's independent         noted that the Fund's performance was
recommendations to the Investments            written evaluation, as well as a            below the performance of the Lipper
Committee regarding the performance, fees     discussion of the material factors and      Multi-Cap Growth Funds Index for the one
and expenses of their assigned funds. The     related conclusions that formed the basis   year period, and comparable to such Index
Investments                                   for the Board's approval of the Fund's      for the three and five year periods. The
                                              advisory agreement. Unless otherwise        Board also noted that the Fund's
                                              stated, information set forth below is as   performance was above the performance of
                                              of June 27, 2007 and does not reflect any   the Lipper Large-Cap Growth Funds Index
                                              changes that may have occurred since that   for the one, three and five year
                                              date, including but not
                                                                                                                         (continued)

AIM Summit Fund

periods. The Board also considered the           After taking account of the Fund's       G. Collateral Benefits to AIM and its
steps AIM has taken over the last several     contractual advisory fee rate, as well as      Affiliates
years to improve the quality and efficiency   the comparative advisory fee information
of the services that AIM provides to the      discussed above, the Board concluded that   The Board considered various other
AIM Funds. The Board concluded that AIM       the Fund's advisory fees were fair and      benefits received by AIM and its
continues to be responsive to the Board's     reasonable.                                 affiliates resulting from AIM's
focus on fund performance. Although the                                                   relationship with the Fund, including the
independent written evaluation of the         D. Economies of Scale and Breakpoints       fees received by AIM and its affiliates
Fund's Senior Officer (discussed below)                                                   for their provision of administrative,
only considered AIM Funds performance         The Board considered the extent             transfer agency and distribution services
through the most recent calendar year, the    to which there are economies of             to the Fund. The Board considered the
Board also reviewed more recent Fund          scale in AIM's provision of advisory        performance of AIM and its affiliates in
performance and this review did not change    services to the Fund. The Board also        providing these services and the
their conclusions.                            considered whether the Fund benefits from   organizational structure employed by AIM
                                              such economies of scale through             and its affiliates to provide these
C. Advisory Fees and Fee Waivers              contractual breakpoints in the Fund's       services. The Board also considered that
                                              advisory fee schedule or through advisory   these services are provided to the Fund
The Board compared the Fund's contractual     fee waivers or expense limitations. The     pursuant to written contracts which are
advisory fee rate to the contractual          Board noted that the Fund's contractual     reviewed and approved on an annual basis
advisory fee rates of funds in the Fund's     advisory fee schedule includes two          by the Board. The Board concluded that AIM
Lipper peer group that are not managed by     breakpoints and that the level of the       and its affiliates were providing these
AIM, at a common asset level and as of the    Fund's advisory fees, as a percentage of    services in a satisfactory manner and in
end of the past calendar year. The Board      the Fund's net assets, has decreased as     accordance with the terms of their
noted that the Fund's advisory fee rate was   net assets increased because of the         contracts, and were qualified to continue
comparable to the median advisory fee rate    breakpoints. Based on this information,     to provide these services to the Fund.
of its peers. The Board also reviewed the     the Board concluded that the Fund's
methodology used by Lipper and noted that     advisory fees appropriately reflect            The Board considered the benefits
the contractual fee rates shown by Lipper     economies of scale at current asset         realized by AIM as a result of portfolio
include any applicable long-term              levels. The Board also noted that the       brokerage transactions executed through
contractual fee waivers. The Board also       Fund shares directly in economies of        "soft dollar" arrangements. Under these
compared the Fund's contractual advisory      scale through lower fees charged by third   arrangements, portfolio brokerage
fee rate to the contractual advisory fee      party service providers based on the        commissions paid by the Fund and/or other
rates of other clients of AIM and its         combined size of all of the AIM Funds and   funds advised by AIM are used to pay for
affiliates with investment strategies         affiliates.                                 research and execution services. The Board
comparable to those of the Fund, including                                                noted that soft dollar arrangements shift
two mutual funds advised by AIM, four         E. Profitability and Financial              the payment obligation for the research
mutual funds sub-advised by an AIM               Resources of AIM                         and executions services from AIM to the
affiliate, and one offshore fund advised                                                  funds and therefore may reduce AIM's
and sub-advised by AIM affiliates. The        The Board reviewed information from AIM     expenses. The Board also noted that
Board noted that the Fund's rate was: (i)     concerning the costs of the advisory and    research obtained through soft dollar
the same as the rate for one of the mutual    other services that AIM and its             arrangements may be used by AIM in making
funds and comparable to the rate for the      affiliates provide to the Fund and the      investment decisions for the Fund and may
second mutual fund; (ii) above the            profitability of AIM and its affiliates     therefore benefit Fund shareholders. The
sub-advisory fee rates for the four           in providing these services. The Board      Board concluded that AIM's soft dollar
sub-advised mutual funds, although the        also reviewed information concerning the    arrangements were appropriate. The Board
advisory fee rates for such sub-advised       financial condition of AIM and its          also concluded that, based on their review
mutual funds were above the Fund's; and       affiliates. The Board also reviewed with    and representations made by AIM, these
(iii) below the advisory fee rate for the     AIM the methodology used to prepare the     arrangements were consistent with
offshore fund.                                profitability information. The Board        regulatory requirements.
                                              considered the overall profitability of
   The Board noted that AIM has proposed      AIM, as well as the profitability of AIM       The Board considered the fact that the
that the contractual advisory fee waiver      in connection with managing the Fund. The   Fund's uninvested cash and cash collateral
that had been formerly committed to by AIM    Board noted that AIM continues to operate   from any securities lending arrangements
through at least June 30, 2007 expire on      at a net profit, although increased         may be invested in money market funds
such date and that AIM has not proposed any   expenses in recent years have reduced the   advised by AIM pursuant to procedures
fee waivers or expense limitations for the    profitability of AIM and its affiliates.    approved by the Board. The Board noted
Fund. However, the Board also noted that at   The Board concluded that the Fund's         that AIM will receive advisory fees from
its current asset level the Fund has an       advisory fees were fair and reasonable,     these affiliated money market funds
effective fee rate under its contractual      and that the level of profits realized by   attributable to such investments, although
advisory fee schedule that is lower than      AIM and its affiliates from providing       AIM has contractually agreed to waive the
the fee rate under the contractual advisory   services to the Fund was not excessive in   advisory fees payable by the Fund with
fee waiver and that AIM therefore is not      light of the nature, quality and extent     respect to its investment of uninvested
currently waiving any of the Fund's           of the services provided. The Board         cash in these affiliated money market
advisory fees. The Board noted that AIM's     considered whether AIM is financially       funds through at least June 30, 2008. The
recommendation was made in response to the    sound and has the resources necessary to    Board considered the contractual nature of
recommendation of the independent Senior      perform its obligations under the Fund's    this fee waiver and noted that it remains
Officer that AIM consider whether the         advisory agreement, and concluded that      in effect until at least June 30, 2008.
advisory fee waivers for certain equity AIM   AIM has the financial resources necessary   The Board concluded that the Fund's
Funds, including the Fund, should be          to fulfill these obligations.               investment of uninvested cash and cash
simplified. The Board concluded that it was                                               collateral from any securities lending
not necessary at this time to discuss with    F. Independent Written Evaluation of the    arrangements in the affiliated money
AIM whether to implement any such waivers        Fund's Senior Officer                    market funds is in the best interests of
or expense limitations because the Fund's                                                 the Fund and its shareholders.
overall expense ratio was below the median    The Board noted that, upon their
expense ratio of the funds in the Fund's      direction, the Senior Officer of the
Lipper peer group that are not managed by     Fund, who is independent of AIM and AIM's
AIM.                                          affiliates, had prepared an independent
                                              written evaluation to assist the Board in
                                              determining the reasonableness of the
                                              proposed management fees of the AIM
                                              Funds, including the Fund. The Board
                                              noted that they had relied upon the
                                              Senior Officer's written evaluation
                                              instead of a competitive bidding process.
                                              In determining whether to continue the
                                              Fund's advisory agreement, the Board
                                              considered the Senior Officer's written
                                              evaluation.

AIM Summit Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Qualified Dividend Income*                                   100%
         Corporate Dividends Received Deduction*                      100%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                 0.02%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 24.39%, 24.32%, 23.13%, and 24.51%, respectively.

AIM Summit Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Summit Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       1992       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2001       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2000       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          1997       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1982       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      1998       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        1982       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2001       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Summit Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering           N/A
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03443 and 002-76909.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    SUM-AR-1    A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                            Percentage of Fees
                                            Billed Applicable                            Percentage of Fees
                                               to Non-Audit                             Billed Applicable to
                                            Services Provided                            Non-Audit Services
                       Fees Billed for     for fiscal year end                           Provided for fiscal
                      Services Rendered      2007 Pursuant to       Fees Billed for         year end 2006
                      to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                     for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                             2007             Requirement(1)     fiscal year end 2006      Requirement(1)
                     -------------------   -------------------   --------------------   --------------------
Audit Fees                 $33,204                 N/A                  $40,510                  N/A
Audit-Related Fees         $     0                   0%                 $     0                    0%
Tax Fees(2)                $ 7,875                   0%                 $ 7,661                    0%
All Other Fees             $     0                   0%                 $     0                    0%
                           -------                                      -------
Total Fees                 $41,079                   0%                 $48,171                    0%

PWC billed the Registrant aggregate non-audit fees of $7,875 for the fiscal year ended 2007, and $7,661 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2006 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                      Rendered to AIM and   Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2007    Provided for fiscal   fiscal year end 2006    Provided for fiscal
                      That Were Required        year end 2007       That Were Required        year end 2006
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                     0%                     $0                      0%
Tax Fees                      $0                     0%                     $0                      0%
All Other Fees                $0                     0%                     $0                      0%
                             ---                                           ---
Total Fees(2)                 $0                     0%                     $0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Summit Fund


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: January 4, 2008

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.